Exhibit 10.29

                               SECURITY AGREEMENT

     This SECURITY AGREEMENT ("Security Agreement") is made and entered into this April 30, 2004 by and among Pivotal Research Centers, L.L.C. ("Pivotal") and PHC, Inc. ("PHC"), a Delaware corporation (Pivotal and PHC are jointly and severally referred to herein as the "Companies") and Louis Kirby ("Kirby"), Carol Colombo ("Colombo"), and Anthony Bonacci ("Bonacci" and, together with Colombo and Kirby, the "Creditors").

                                    RECITALS

     A. PHC has delivered to Creditors (i) a Secured Promissory Note of even date herewith in the original principal amount of $1,000,000 ("Note A"), (ii) a Secured Promissory Note of even date herewith in the original principal amount of $500,000 ("Note B") and, (iii) a Secured Promissory Note of even date herewith in the original principal amount of $1,000,000 ("Note C"). Note A, Note B and Note C are sometimes referred to together as the "Notes." The Notes were delivered pursuant to a Membership Purchase Agreement dated of even date herewith (the "Purchase Agreement") between PHC, Pivotal and the Creditors in their capacity as members of Pivotal, pursuant to which PHC acquired all of the Membership Interests of Pivotal. All capitalized terms not defined herein shall have the meaning set forth in the Purchase Agreement. In the event of a conflict between a defined term in this Agreement and a defined term in the Purchase Agreement, the meaning set forth in the Purchase Agreement shall govern.

     B. In order to secure the payment and performance of all of the Secured Obligations (as defined below), PHC has agreed that payment of the Notes and performance of the other Secured Obligations are to be secured by all of the Assets of the Pivotal Business now existing or hereafter acquired as well as by PHC's ownership interest in Pivotal pursuant to that certain Pledge Agreement of even date herewith executed by PHC as pledgor and the Creditors as pledgees (the "Pledge Agreement").

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and in partial consideration for the Creditors to accept the Notes, the parties agree as follows

     1. GRANT OF SECURITY INTEREST. To secure payment and performance of the "Secured Obligations" (as herein defined) Creditors shall have, and Pivotal hereby grants to Creditors, a security interest in the Collateral subject and subordinate only to the lien, if any, created to secure payment of the Acquisition Financing and the Letter of Credit (as defined in the Purchase Agreement).

     2. DEFINITIONS.

"Secured Obligations" means all obligations of the Companies, in each case as their respective interests may appear, now or hereafter existing under the Notes, the Pledge Agreement and this Agreement (in each case including without limitation interest accruing after maturity of any obligation and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to either of the Companies, whether

                                    -- 84 --
or not a claim for post filing or post-petition interest is allowed in such proceeding), and all other obligations of Companies to any of the Creditors, whether direct, indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise out of or in connection with the Notes, this Agreement, or the Pledge Agreement, (in each case as the same may be amended from time to time by mutual written agreement of the parties) and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, premium, interest, reimbursement obligations, fees, costs, expenses (including without limitation, all fees and disbursements of counsel) or otherwise.

"Collateral" means all or any portion of the assets described on Schedule 1 hereto.

     3. WARRANTIES. PHC and Pivotal each warrants that, except as otherwise provided in the Purchase Agreement: (a) each of the Companies has the authority and has obtained all approvals and consents necessary to incur the Secured Obligations and enter into this Agreement, and there is no legal restriction or agreement affecting its right to grant a security interest in the Collateral;
(b) except for the Accounts Receivable (as defined in the Purchase Agreement, which definition refers to accounts receivable existing or created prior to the Closing Date and in no way limits the coverage of this Security Agreement relating to accounts receivable created subsequent to the Closing Date), Pivotal is, and will be, the owner of the Collateral, free and clear of all liens, encumbrances and claims whatsoever except for liens securing the payment of the Acquisition Financing and the Line of Credit; (c) except for Accounts Receivable (as defined in the Purchase Agreement, which definition refers to accounts receivable existing or created prior to the Closing Date and in no way limits the coverage of this Security Agreement relating to accounts receivable created subsequent to the Closing Date), all accounts or general intangibles comprising Collateral are genuine, as appearing on their face, enforceable according to their terms, free of disputes, set-offs, counterclaims and defenses, and represent indebtedness, obligations, interests or property justly owing to and owned by Pivotal as therein provided; (d) the Collateral will be primarily used and located at the Locations; and (e) following the Closing Date, except for the financing statement evidencing the lien to secure payment of the Acquisition Financing or the Line of Credit, no financing statement or security agreement covering any of the property of the type, kind or class of the Collateral is or will be on file in any public office without Creditors' consent. PHC shall have no liability for the failure of the foregoing representation to be true if such failure is caused by (i) the failure of Sellers, or any of them to have properly transferred the Membership Interests to PHC in accordance with the terms of the Purchase Agreement or (ii) the breach of any representation or warranty of Sellers under the Purchase Agreement.

     4. AFFIRMATIVE COVENANTS. PHC and Pivotal each agrees to: (a) defend the Collateral and its proceeds against the claims and demands of all third persons;
(b) except for the lien to secure payment of the Acquisition Financing and the Line of Credit, keep the Collateral free of all levies, liens, encumbrances and other security interests; (c) pay when due all taxes, licenses, charges and other impositions on or for the Collateral or the Secured Obligations; (d) at its expense, keep the Collateral insured in amounts, on terms and against such risks and casualties as are reasonable, customary or appropriate, with loss payable to Creditors, and providing for written notice to Creditors at least thirty (30) days prior to cancellation or material change; (e) properly care


                                    -- 85 --
for,  house,  store and  maintain  the  Collateral;  (f)  comply  with all laws, statutes and regulations pertaining to the Collateral; (g) execute, deliver, file and/or record such instruments, documents, statements, notices or agreements, in such form and substance, as Creditors may request, and take such action and obtain such certificates and documents, in accordance with all applicable laws, statutes and regulations as is necessary, to create, preserve, validate, perfect, evidence and/or continue Creditors' security interest in the Collateral, and/or to enable Creditors to exercise or enforce its rights with respect to such security interest; (h) supply Creditors with any information Creditors may reasonably request, and permit Creditors to inspect and copy Pivotal's records, with respect to the Pivotal Business or the Collateral; (i) supply Creditors with any information Creditors may reasonably request, and permit Creditors to inspect and copy Pivotal's records, with respect to the Pivotal Business or the Collateral, and upon the occurrence of an Event of Default, account fully for and promptly deliver to Creditors the proceeds thereof as and when received and (j) upon demand, pay Creditors all reasonable sums actually expended and reasonable expenses actually incurred by Creditors with respect to enforcing their rights in the Collateral upon an Event of Default, together with the balance of any deficit under the Secured Obligations remaining after any sale or other disposition of the Collateral by Creditors, together with interest as provided herein.

     5. COMPANIES' NEGATIVE COVENANTS. Neither PHC nor Pivotal will, without Creditors' written consent: (a) exchange, lease, lend, use, operate, demonstrate, sell, assign, transfer or dispose of the Collateral or their respective rights therein, except in the ordinary course of Pivotal's or PHC's business, except as otherwise provided in Section 3.11 of the Purchase
Agreement; (b) make any compromise, adjustment, amendment, modification, settlement, substitution or termination with respect to the Collateral except as otherwise provided in Section 3.11 of the Purchase Agreement; (c) enter into any agreement or borrowing relationships that creates or could with the passage of time result in the creation of a lien or encumbrance of any nature whatsoever affecting the Collateral, other than those created as a result of or in accordance with the Purchase Agreement, the Notes, the Pledge Agreement or other documents executed in connection therewith; or (d) permit anything to be done that may impair it or its value, or Creditors' security interest and rights hereunder.

     6. CREDITORS' AUTHORITY. Upon the occurrence of an Event of Default, each of PHC and Pivotal hereby authorizes Creditors to do the following from time to time in connection with the Collateral, in their own name or in Pivotal's or PHC's name (as appropriate), and without affecting Companies' liability hereunder or on the Secured Obligations: (a) notify any obligor or account of Companies on an instrument or account that is part of the Collateral to make payment to Creditors; (b) demand, sue for, collect, or make any compromise or settlement with reference to the Collateral, and any interest, dividends, principal payments, benefits and other sums payable on account of the Collateral, as Creditors in their sole discretion choose; (c) collect by legal proceedings or otherwise, and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable with respect to or on account of the Collateral; (d) make any payment and perform any agreement undertaken by either Pivotal or PHC in connection with the Pivotal Business, and expend such sums and incur such expense, including reasonable attorney's fees and legal expenses, as Creditors reasonably deem advisable; (e) transfer the Collateral into its own name or into the name of one


                                    -- 86 --
of its nominees; (f) renew or extend the time for payment of the Secured Obligations; (g) take and hold security, other than the Collateral, for the payment of the Secured Obligations or any part thereof, and exchange, enforce, waive, and release the Collateral or any part thereof or any such other security; (h) apply the Collateral or other security, and direct the order or manner of sale thereof as Creditors in their discretion may determine; (i) except as provided under the Purchase Agreement or in accordance with the terms of the Acquisition Financing or Line of Credit, enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement affecting or relating to the Collateral, and in connection therewith deposit or surrender control of the Collateral or any part thereof, and accept other property in exchange or substitution therefor; (j) except as provided under the Purchase Agreement or in accordance with the terms of the Acquisition Financing or Line of Credit, assign or negotiate any of the Secured Obligations and, in the case of such transfer, deliver the whole or any part of the Collateral to the transferee who shall succeed to all the powers and rights of Creditors in respect thereof, and Creditors shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect to the transferred Collateral; (k) release or substitute the appropriate Company of any of its liabilities and obligations or any part thereof; (l) delay exercising or not exercise any right or remedy under this or any other agreement, without waiving that or any other past, present or future right or remedy; (m) insure, process and preserve all or any part of the Collateral; (n) receive premiums and proceeds of insurance covering the Collateral with prior written notice to PHC; and (o) take any reasonable action it deems advisable, and exercise all the rights, powers and remedies of an owner with respect to all or any part of the Collateral.

     7. CREDITORS' DUTIES. Creditors' duty with respect to the Collateral shall be to use reasonable care in the custody and preservation of Collateral in its possession, which shall not include any steps necessary to preserve rights against prior parties nor the duty, except as otherwise provided herein, to send notices, perform services or take any action in connection with the management of the Collateral. Such care as Creditors give to the safekeeping of their own property of like kind shall constitute reasonable care of the Collateral when in Creditors' possession. Neither Creditors nor their correspondents or agents shall have any responsibility or liability for: (a) the form, sufficiency,
correctness,   genuineness  or  legal  effect  of  any  instrument  or  document constituting a part of or in any way relating to the Collateral, or any signature thereon; (b) making any presentment, demand or protest, or giving notice, in connection with any obligation or evidence of indebtedness held by it as part of the Collateral or in connection with the Secured Obligations; (c) the description or misdescription, quantity, weight, quality, condition, packing, delivery or value of property or goods represented, or purported to be represented, by documents or instruments except in the case of Creditors' gross negligence or intentional misconduct; or (d) the performance or nonperformance of any contract or obligation, insurance or otherwise, relating thereto except to the extent such performance or nonperformance constitutes a breach of such Creditor's obligations under the Transaction Documents; (e) consequences arising out of acts or decisions of public authorities, strikes, lockouts, riots, wars, acts of God or other causes beyond the control of Creditors, its correspondents or agents; or (f) any act or failure to act of their correspondents or agents.



                                    -- 87 --

     8. EVENTS OF DEFAULT.

          (a) Mandatory. Any of the following shall constitute an "Event of Default" under this Agreement: (i) any breach of, or failure of any party to perform, any provision of this Agreement or the Notes, or the occurrence of any of the events described in (a) -
               (e) below, and the failure of such party to cure such breach, non-performance or event within the applicable "Cure Period", if any; (ii) termination of an Executive by PHC without Cause, as defined in the Employment Agreements; (iii) an Executive terminates his employment for Good Reason, as defined in the Employment Agreements; or (iv) Buyer breaches Section 3.5 of the Purchase Agreement concerning maintenance of the Line of Credit. There shall be no "Cure Period" under this Agreement for any breach or failure to perform that is based in whole or in part upon a failure to pay monies when due under the Notes. For purposes of this Agreement, the term "Cure Period" shall mean a period of time that commences upon the giving of written notice by a non-defaulting party to the defaulting party(ies) that a breach or failure to perform has occurred, or in the case of an event described in items (a)- (e) below the occurrence of such event, and expires ten (10) Business Days from the date such notice is given. An Event of Default hereunder based on any Note or the Pledge Agreement, but not the Employment Agreements or other this Agreement, shall occur after the expiration of the applicable cure period, if any, set forth in any Note or the Pledge Agreement, and no additional time to cure under this Agreement shall be given or is intended to be given hereby. In the event of conflicting cure periods in any Note or the Pledge Agreement, the shortest cure period shall control.

          (b) Optional. At Creditors' option, an Event of Default hereunder shall be deemed to occur upon the following events and the expiration of the Cure Period described above: (a) either of Companies (i) is adjudicated a bankrupt, or an order for relief under the Bankruptcy Code (Title 11 of the United States Code) is entered naming either of Companies as "Debtor", (ii) fails to pay, or admits in writing its inability to pay, its debts generally as they become due, (iii) makes an assignment for the benefit of creditors, (iv) applies for, seeks, consents to, or acquiesces in, the appointment of a receiver, custodian, trustee (interim or otherwise), examiner, liquidator or similar official for it or any substantial part of its property, (v) institutes any proceeding seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fails to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) takes any corporate action to authorize or effect any of the foregoing, or (vii) fails to contest in good faith any appointment or proceeding described above; (b) either of Companies fails to pay and discharge any material indebtedness when and as due (except in the case of a good faith dispute), or by reason of a default, the holder of any indebtedness becomes entitled to accelerate the stated maturity thereof except where failure to do so does not have a Material


                                    -- 88 --

               Adverse Effect; (c) either of Companies contests the validity or enforceability of any document executed in connection herewith or with the Secured Obligations or denies it has any further liability or obligation thereunder, or fails to perform any of its obligations hereunder; (d) there occurs a sale, assignment, pledge, transfer, hypothecation, encumbrance or other disposition of the Collateral or any portion thereof (or any interest therein) other than (i) in the ordinary course of business, (ii) a disposition of obsolete or retired property, or (iii) as otherwise provided in the Purchase Agreement; or (e) there is any injury to, or any destruction, loss or decline in value or market price of, the Collateral other than in the ordinary course of business that is not covered by insurance.

     9. CREDITORS' REMEDIES. Upon the occurrence and continuance of an Event of Default, Creditors (and its agents) shall have the rights and remedies of a secured creditor, and Companies shall have the rights and duties provided under the Uniform Commercial Code in force in Arizona at the date of this Agreement or as such Uniform Commercial Code may thereafter be amended, and Creditors may, at their election and in addition to all other rights, powers and privileges and notwithstanding the cessation of the Companies' liability, which the Companies waive (other than by payment in full of the Secured Obligations), to the fullest extent permitted by law: (a) declare the Secured Obligations immediately fixed, due and payable, the same as if the Secured Obligations had become in default or past due, and proceed to collect the same; (b) waive or remedy any default, without waiving it or any prior or subsequent default; (c) as appropriate, take immediate possession of the Collateral, without notice and with or without resort to legal process, and for such purpose Creditors may, subject to the restrictions set forth under the Law including, but not limited to, the Uniform Commercial Code as enacted by the state of Arizona enter upon any premises on which the Collateral or any part thereof may be situated and remove it therefrom or render the Collateral unusable and upon Creditors' demand, each Company shall assemble the Collateral and make it available at a reasonably convenient place designated by Creditors; (d) remove any and all Collateral from the state or country in which it may be held to any other state or country, and there be dealt with by Creditors as provided in this Agreement; (e) transfer any voting securities, if any, constituting all or any part of the Collateral into the name of Creditors for the purpose of voting said securities as Creditors may determine in their sole discretion; (f) at its option, retain the Collateral in satisfaction of the Secured Obligations by sending written notice of such election to PHC; (g) lease all or any part of the Collateral, or sell, assign and deliver all or any part of the Collateral at public or private sale (regardless whether the Collateral is present at the place of sale), without notice or advertisement, and at any sale or disposition of the Collateral, Creditors may bid and become a purchaser at any public sale, and may accept a trade of property for all or a portion of the sale price; (h) make or have made any necessary repairs, the reasonable cost of which is to be charged to PHC; (i) realize upon insurance policies with a cash surrender value, securities, instruments or documents that will be redeemed by the issuer upon surrender, without notice to PHC; and (j) apply the Collateral, or the proceeds of any disposition of Collateral, towards the satisfaction of the Secured Obligations, in any order that Creditors, in their sole discretion, choose. In the event of a failure by PHC in so doing, Creditors may obtain physical damage/loss insurance (protecting Creditors only if it chooses), pay taxes, assessments, liens, fees, charges or encumbrances, and order and pay for repairs or spend any amounts necessary to maintain the Collateral in Companies' exclusive possession and in


                                    -- 89 --
good condition and repair, and all amounts so expended shall, with interest thereon at the highest rate contracted with respect to the Secured Obligations, constitute part of the Secured Obligations and shall be immediately due and payable. No such act or expenditure by Creditors shall relieve Companies from the consequences of such default. The making of any such payment or the performance of any obligation on behalf of either Company shall constitute prima facie evidence of the necessity and the reasonableness therefor. If notice to either Company is required, Creditors shall give written notice to PHC not less than ten (10) Business Days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made by mailing such notice to PHC at the address designated in the Purchase Agreement. PHC shall continue to be liable to Creditors for any deficiency remaining after application of the Collateral or proceeds thereof to the Secured Obligations, together with interest thereon at the rate applicable upon a default under the agreement or instrument evidencing the Secured Obligations, and if no rate is provided, then at 15% per annum.

     10. WAIVERS. Companies each waive: (a) any right to require Creditors to proceed against any person, exhaust any Collateral, or pursue any other remedy in Creditors' power; (b) any defense arising by reason of any disability or other defense of Company, or any other person, or by reason of cessation from any cause whatsoever of the liability of Company, or any other person; (c) any right to enforce or compel the enforcement of any remedy which Creditors now has or may hereafter have against Companies, or either of them, or against any other person; (d) any benefit of and any right to participate in the Collateral or other security whatsoever now or hereafter held by Creditors; and (e) the provisions of Delaware and Arizona Statutes, if applicable, relating to sureties. Until all of the Secured Obligations shall have been satisfied and paid in full, neither of Companies shall have any right of subrogation.

     11. MISCELLANEOUS AGREEMENTS. Each Company agrees: (a) to give Creditors prior written notice of any change of residence, place of business or insurance with respect to the Collateral; (b) demands for additional or substituted Collateral, and any other demands or notices may be given by telegram, telephone or cable, or by mailing the same, postage prepaid, to Companies' addresses shown below; (c) acceptance by Creditors of any performance which does not comply strictly with the terms hereof shall not be deemed to be a waiver or bar of any right of Creditors, nor a release of any of the Secured Obligations; (d) each of Companies is and shall remain subject to the in personam, in rem and subject matter jurisdiction of the Courts of the State of Arizona for all purposes pertaining to this instrument and all documents and instruments executed in connection herewith, securing the same, or in any way pertaining hereto; (e) this Agreement shall be governed by the laws of the State of Arizona except for conflict of Law principles in the event of a conflict between the defined terms of this Agreement and those of the Purchase Agreement, in which case Delaware Law shall govern the interpretation of the defined term; (f) time is of the essence of this Agreement; (g) this is a continuing agreement, and to the extent possible, applies to all past, present and future indebtedness, obligations and transactions of either of Companies, with Creditors, and whether or not such transactions continue, increase, decrease or create new indebtedness after or before payment of prior indebtedness, and notwithstanding the death, incapacity or bankruptcy of, or other event or proceedings affecting either of Companies;
(h) this Agreement may not be assigned by either of the Companies without the express written consent of Creditors; (i) the obligations and agreements of Companies hereunder are binding upon their respective successors and assigns, and the delivery or other accounting of the Collateral (in whatever form) to


                                    -- 90 --
them shall discharge Creditors of all liability therefore; and (j) the parties specifically acknowledge that, notwithstanding any provision of the Purchase Agreement or any other agreement, a claim or action to enforce this Agreement is not required to be brought in arbitration, and may be prosecuted in a court of competent jurisdiction as described above.

     All words used herein shall be construed to be of such gender and number as the circumstances require. This instrument shall be binding upon the personal representatives, successors and assigns of Companies and inure to the benefit of Creditors, their heirs, successors and assigns. Except as otherwise provided herein, this Agreement constitutes the entire agreement between the parties concerning the subjects addressed herein and may not be altered or amended except by a writing signed by Companies and Creditors.

Dated: April 30, 2004                PHC, Inc.



                                     By:  /s/ Bruce Shear
                                          _______________________________
                                              Bruce A. Shear, President


                                     PIVOTAL RESEARCH CENTERS, L.L.C


                                     By: /s/ Louis C. Kirby
                                          _______________________________
                                            Louis C. Kirby, President


                                     CREDITORS:

                                         /s/ Louis C. Kirby
                                         _______________________________
                                             Louis C. Kirby
                                             5633 North  Royal Circle
                                             Paradise Valley, AZ 85253

                                         /s/ Carol A. Colombo
                                         _______________________________
                                             Carol A. Colombo
                                             2525 E. Camelback Road, Suite 840
                                             Phoenix, AZ 85016


                                         /s/ Anthony A. Bonacci
                                         _______________________________
                                             Anthony A. Bonacci
                                             2525 E. Camelback Road, Suite 840
                                             Phoenix, AZ 85016


                                    -- 91 --

                                   Schedule 1


     All of Pivotal's existing and hereafter acquired right, title and interest in and to all properties, assets and rights of any kind, whether tangible or intangible, real or personal, or in which Pivotal has any interest whatsoever, and specifically including without limitation accounts receivable, contracts and in the following service mark, together with all goodwill associated therewith.

         Mark               Registration Number            Registration Date
       ________             ___________________            _________________
       Pivotal                    2,498,718                October 16, 2001

STATE OF MASSACHUSETTS      )
                            ) ss.
County of Essex             )

     On this __ day of _______________, 2004, before me, the undersigned officer, personally appeared Bruce Shear, who acknowledged himself to be President of PHC, Inc., a Massachusetts corporation and that he, in such capacity, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                             _________________________________
                                                      Notary Public

My Commission Expires:


STATE OF MASSACHUSETTS      )
                            ) ss.
County of Essex             )

     On this __ day of ____________, 2004, before me, the undersigned officer, personally appeared Bruce Shear, who acknowledged himself to be ___________________ of Pivotal Research Centers, L.L.C., an Arizona limited liability company and that he, in such capacity, being authorized so to do, executed the foregoing instrument of the purposes therein contained by signing the name of the company by himself.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                             _________________________________
                                                     Notary Public
My Commission Expires:




                                    -- 92 --

STATE OF ARIZONA            )
                            )       ss.
County of Maricopa          )

     On this __ day of ____________,  2004, before me, personally appeared Louis
C. Kirby, M.D., who acknowledged that he executed the foregoing instrument for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                             _________________________________
                                                      Notary Public

My Commission Expires:




STATE OF ARIZONA            )
                            )       ss.
County of Maricopa          )

     On this __ day of ____________,  2004, before me, personally appeared Carol
A. Colombo, who acknowledged that she executed the foregoing instrument for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                             _________________________________
                                                      Notary Public

My Commission Expires:





STATE OF ARIZONA            )
                            )       ss.
County of Maricopa          )

     On this __ day of ____________, 2004, before me, personally appeared Anthony A. Bonacci, who acknowledged that he executed the foregoing instrument for the purposes therein contained.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                             _________________________________
                                                      Notary Public

My Commission Expires:

                                    -- 93 --